EXHIBIT A
                              REVOLVING CREDIT NOTE


$5,000,000                                                 December 30, 1998


         FOR VALUE RECEIVED, Performance Technologies, Incorporated, a Delaware corporation (the "Borrower"), hereby promises to pay to The Chase Manhattan Bank (the "Bank"), for account of its Lending Office provided for by the Credit Agreement dated as of December 30, 1998 between the Borrower and the Bank (the "Credit Agreement"), or order, at the Payment Office the principal sum of Five Million and No/100 Dollars ($5,000,000) or such portion thereof as may have been advanced by the Bank pursuant to Article 2 of the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount hereof from time to time outstanding, at such office, in like money and funds, for the period commencing on the date of this Note until such principal sum shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The amount, type and date of each Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided, however, that the failure of the Bank to endorse the schedule shall not affect or impair the Borrower's obligation to repay any Loan or any interest thereon or any other amount due under the Credit Agreement.

         This Note is the Note referred to in the Credit Agreement and evidences all Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                      By:_________________________________

                      Name:_______________________________

                      Title:______________________________

                                  ANNEX TO NOTE

--------------- -------------- ----------- ----------- ----------- ----------
                                Principal   Principal     Unpaid
 Date of Loan    Type of Loan     Amount     Amount     Principal   Notation
                                 of Loan     Paid or      Amount     Made By
                   Prepaid
--------------- -------------- ----------- ----------- ----------- ----------



--------------- -------------- ----------- ----------- ----------- ----------
--------------- -------------- ----------- ----------- ----------- ----------



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




                                    EXHIBIT B

                          ANNUAL COMPLIANCE CERTIFICATE


         This Compliance Certificate is rendered to The Chase Manhattan Bank (the "Bank") by Performance Technologies, Incorporated (the "Borrower") pursuant to ss. 8.06(a)(iii) of the Credit Agreement between The Bank and the Borrower dated December ___, 1998 (the "Credit Agreement").

         The undersigned hereby certifies that in respect of the fiscal year ending December ___, 19___ (the "Year"):

         1. The Borrower was in compliance  withss.ss.  10.01,  10.02, 10.03 and
10.04  of  the   Credit   Agreement   as  at  the  end  of  the   Year   [except
-----------------].

         2. No "Default" or "Event of Default" (as defined in the Credit Agreement) occurred during the Year [except
----------------].

Dated:  _____________, 19___

                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                      By:_________________________________
                      Name:_______________________________
                      Title:______________________________

                                    EXHIBIT C

                        QUARTERLY COMPLIANCE CERTIFICATE


         This Compliance Certificate is rendered to The Chase Manhattan Bank (the "Bank") by Performance Technologies, Incorporated (the "Borrower") pursuant to ss. 8.06(b)(iii) of the Credit Agreement between the Bank and the Borrower dated December ___, 1998 (the "Credit Agreement").

         The undersigned hereby certifies that in respect of the fiscal quarter ending _____________, 19___ (the "Quarter"):

         1.The Borrower was in compliance  withss.ss.  10.01,  10.02,  10.03 and
10.04  of  the  Credit   Agreement  as  at  the  end  of  the  Quarter   [except
------------].

         2. No "Default" or "Event of Default" (as defined in the Credit Agreement) occurred during the Quarter [except
--------------].

Dated:  ______________, 19___
                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                       By:________________________________
                       Name:______________________________
                       Title:_____________________________

                                   SCHEDULE 1

                          SCHEDULE OF SUBSIDIARIES AND
                     INVESTMENTS IN SUBSIDIARIES (ss. 7.07)


PTI Virgin Island Corp. (Foreign Sales Corp.)

NO OTHER ACTIVE SUBSIDIARIES WITH ASSETS OR OPERATIONS

NO INVESTMENTS IN SUBSIDIARIES

                                   SCHEDULE 2

                EXISTING CREDIT ARRANGEMENTS AND LIENS (ss. 7.08)

-------------------- ----------------------------------------- ----------------- -----------
    Start Date                Collateral Description            Monthly Payment     Term
-------------------- ----------------------------------------- ----------------- -----------
--------------------------------------------------------------------------------------------
U.S. Bancorp Leasing and Financial
-------------------------------------------------------------------------------- -----------
-------------------- ----------------------------------------- ----------------- -----------
       1/96          Production and data processing/               $2,242.15      48 months
                     computer equipment
-------------------- ----------------------------------------- ----------------- -----------
--------------------------------------------------------------------------------------------
Chase Manhattan Bank
-------------------------------------------------------------------------------- -----------
-------------------- ----------------------------------------- ----------------- -----------
                     Line of  Credit:  machinery,  equipment,
                     fixtures  accounts,  inventory,  general
                     intangibles,     chattel    paper    and
                     insurance.

                     Electrovert Hydrocleaner
-------------------- ----------------------------------------- ----------------- -----------
--------------------------------------------------------------------------------------------
City of Rochester
--------------------------------------------------------------------------------------------
-------------------- ----------------------------------------- ----------------- -----------
                     $80,000  Loan  from  City  of  Rochester
                     secured by Chase  Manhattan  Bank Letter
                     of Credit
-------------------- ----------------------------------------- ----------------- -----------


                                   GUARANTIES

                                      NONE

                                   SCHEDULE 3

                   SCHEDULE OF HAZARDOUS MATERIALS (ss. 7.12)


                                      None

                                   SCHEDULE 4

             SCHEDULE OF PARTNERSHIPS AND JOINT VENTURES (ss. 7.17)


                                      None

                              SCHEDULE 5 (ss. 7.20)